SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 23, 2000


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


       Florida                      1-13666                      59-3305930
 (State or other juris-     (Commission file number)           (IRS employer
diction of incorporation)                                    identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On March 23, 2000, the Registrant issued a news release entitled "Darden Reports 33% Increase In Third Quarter Earnings Per Diluted Share On Strong Same-Restaurant Sales Increases."

                  On March 23, 2000, the Registrant issued a news release entitled "Rita P. Wilson Elected To Darden Restaurants Board of Directors."

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                      Exhibit Number    Description

                      99.1 Press Release dated March 23, 2000, entitled "Darden Reports 33% Increase In Third Quarter Earnings Per Diluted Share On Strong Same-Restaurant Sales Increases."

                      99.2 Press Release dated March 23, 2000, entitled "Rita P. Wilson Elected To Darden Restaurants Board of Directors."


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 29, 2000                   DARDEN RESTAURANTS, INC.



                                         By: /s/ Paula J. Shives
                                             -----------------------------------
                                             Paula J. Shives
                                             Senior Vice President,
                                             General Counsel and Secretary


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


                                INDEX TO EXHIBITS


Exhibit Number                                                            Page

     99.1        Press  Release  dated March 23,  2000,  entitled
                 "Darden  Reports 33% Increase  In Third  Quarter
                 Earnings  Per  Diluted  Share  On  Strong  Same-
                 Restaurant Sales Increases."                               5

     99.2        Press  Release  dated March 23,  2000,  entitled
                 "Rita P. Wilson  Elected  To  Darden Restaurants
                 Board of Directors."                                       9


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